                                 EXHIBIT 23

                              CONSENT OF COUNSEL

      The consent of David M. Hayes, General Counsel and Secretary of the Company, is included in his opinions, a copy of which is filed as Exhibit 5.

                     CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated September 22, 1994, on our audits of the consolidated financial statements and financial statement schedules of Agway Inc. and Consolidated Subsidiaries as of June 30, 1994 and 1993, and for the years ended June 30, 1994, 1993, and 1992, appearing in the Annual Report on Form 10-K (SEC File No. 2-22791) of Agway Inc.
and Consolidated Subsidiaries filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

      We also consent to the reference to our firm under the caption "Experts" in this Prospectus.









                                                   COOPERS & LYBRAND L.L.P.


Syracuse, New York
October 7, 1994

                     CONSENT OF INDEPENDENT ACCOUNTANTS







We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 3, 1994, except as to Note 8 which is as of September 19, 1994 relating to the consolidated financial statements of H. P. Hood Inc., which report appears on page 28 of Agway Inc.'s Annual Report on Form 10-K for the year ended June 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse LLP
Boston, Massachusetts
October 7, 1994

                        CONSENT OF INDEPENDENT ACCOUNTANTS







We hereby consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 10, 1994 (except as to Note 3, which is as of September 22, 1994), relating to the June 25, 1994, June 26, 1993 and June 26, 1992, financial statements of Curtice Burns Foods, Inc., which report is included in Agway Inc.'s Annual Report on Form 10-K, for the year ended June 25, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.




Price Waterhouse LLP

Rochester, New York
October 6, 1994